GENERAL ADMINISTRATION EXPENSES	12 Months Ended
Dec. 31, 2025
GENERAL ADMINISTRATION EXPENSES
GENERAL ADMINISTRATION EXPENSES

9.GENERAL ADMINISTRATION EXPENSES

General administrative expenses consist of the following:

in € thousand	2025	2024	2023
Personnel expenses	(4,451)	(4,344)	(4,131)
Legal and consulting fees	(3,391)	(4,567)	(4,401)
External administrative expenses	(2,333)	(1,716)	(965)
Other administrative expenses	(1,229)	(1,165)	(3,042)
Total administrative expenses	(11,404)	(11,792)	(12,538)

External administrative expenses include costs such as utilities, insurance, travel expenses, or expenses for short-term leases. Other administrative expenses in 2024 and 2023 mainly include other fees and expenses due to the Business Combination concluded in 2024. For the year 2025, the other administrative expenses include, among other items, board remuneration, miscellaneous fees and charges and fringe benefits.